NEWS RELEASE

              December 01, 2010

OTC:BB WSHE

         For Immediate Release

E-DEBIT GLOBAL CORPORATION ANNOUNCES CLOSURE

OF FULLY SUBSCRIBED PRIVATE OFFERING MEMORANDUM

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announced today it has successfully completed, and has closed, as fully subscribed, its Regulation “D” Confidential Private Offering Memorandum, for total proceeds to the Company of $1,250,000 USD from twenty-seven investors.  There were no underwriters or sales agents involved in the sales.

The Company has relied upon the Rule 505 of Regulation D safe harbour exemption and the exemption from registration set forth in Section 4(2) of the Securities Act of 1933 for these sales.  The private placement was made with general solicitation or advertizing and the offerees were provided the disclosure information set forth in the rule.

Management’s Commentary:

“We are pleased with the results of our closed private financing which has allowed us to continue the expansion of our merchant acquiring platform and to allow for the development of our Card Issuing Services  and Payment Services business segments.” said Doug Mac Donald,  E- Debit’s President and Chief Executive Officer.

 “With the Canadian card product marketplace transitioning over to Chip card security (identified as EMV standards) E-Debit’s switching operations has successfully implemented its Interac certification enabling all Canadian Interac card products with the chip embedded security to be utilized in all bank machines processed through E-Debit.  Our successful financing has enabled the Company to meet the capital costs required to enhance our world class state-of-the-art technology platform and to move into our fully integrated card product issuance service without any associated outstanding debt requirements.”

“The Canadian financial services industry is the best in the world and E-Debit shares in this marketplace through its strategic business relationships and our leading world class financial processing capabilities.  This position allows for our move into the Card Payment services sector utilizing not only our historical world leading enhanced PIN based security but our chip card security experience and capabilities.    Currently E-Debit processes in excess of eleven million ($11,000,000) a month throughout its wholly owned Canadian ATM estate and we will grow our transaction processing as we continue to expand our processing platform and its related services” advises Mac Donald

Additional Information:

Additional Information about E-Debit and the E-Debit’s operating subsidiaries, the Company’s Annual Filings and other public filings including the terms and conditions of the captionally noted

Investor Relations Consulting Agreement are available on the SEC website and on E-Debit’s website.

About E-Debit Global Corporation

E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of point of sale and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

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CAPITALIZATION: 50,000,000 COMMON SHARES WITH NO PAR VALUE

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SHARES ISSUED: Common - 81,634,420

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  : Voting Preferred - 70,855,900

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For further details, please refer to WSHE website

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WSHE Symbol OTCBB

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Transfer Agent: Holladay Stock Transfer Inc.

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2939 North 67th Place

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Scottsdale, Arizona 85251

DISCLAIMER

Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

      #12 – 3620 – 29th Street N.E

     Calgary, Alberta, Canada T1Y 5Z8